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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 19, 2004

CREATIVE VISTAS, INC.

(Exact name of Registrant as specified in its Charter)

Arizona	0-30585	86-0464104
(State or other Jurisdiction) of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Forbes Street

Units 8-10

Whitby, Ontario, Canada L1N 9T3

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (905) 666-8676

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03 Change in Fiscal Year

On November 19, 2004, the Board of Directors of Creative Vistas, Inc. (the “Company”) voted to change the fiscal year end of the Company from September 30 to December 31.  Since the Company is adopting the fiscal year of AC Technical Systems Ltd., the accounting acquiror in connection with the Company’s reverse merger, no report covering the transition period need be filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CREATIVE VISTAS, INC.

Date:  November 22, 2004

By:

/s/ Sayan Navaratnam

Sayan Navaratnam

CEO